Exhibit 99.1
THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED NOVEMBER 30, 2021 (THE “PROSPECTUS SUPPLEMENT”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS AND PROSPECTUS SUPPLEMENT ARE AVAILABLE UPON REQUEST FROM AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, THE SUBSCRIPTION AGENT, BY CALLING (877) 248-6417.
FORM OF INSTRUCTIONS AS TO USE OF SYNALLOY CORPORATION NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATES
PLEASE CONSULT THE SUBSCRIPTION AND INFORMATION AGENT,
YOUR BANK OR BROKER FOR ANY QUESTIONS
The following instructions relate to a rights offering (the “Rights Offering”) by Synalloy Corporation, a Delaware corporation (“we,” “us,” “our,” or the “Company”), to the stockholders (the “holder” or “you”) of its Common Stock, par value $1.00 per share (the “Common Stock”), as described in the Company’s prospectus supplement dated November 30, 2021 (together with the base prospectus dated April 19, 2019, the “Prospectus”). On November 30, 2021, holders of our Common Stock as of 5:00 p.m., Eastern Time, on November 29, 2021 (the “Record Date”) are receiving, at no charge, non-transferable subscription rights (each, a “Subscription Right”) to purchase Common Stock at a subscription price of $12.75 per whole share (the “Subscription Price”). Each stockholder will receive one Subscription Right for each share of Common Stock owned on the Record Date and each Subscription Right will entitle its holder to purchase 0.083768 shares of Common Stock at the Subscription Price, rounded down to the nearest whole share (the “Basic Subscription Right”).
The Subscription Rights will be evidenced by non-transferable subscription rights certificates (the “Rights Certificates”). The number of Subscription Rights to which you are entitled is printed on the face of your Rights Certificate.
Oversubscription Privilege
If a holder purchases all of the shares of Common Stock available to it pursuant to its Basic Subscription Right, it may also exercise an oversubscription privilege (the “Oversubscription Privilege”) to purchase a portion of any shares of Common Stock that are not purchased by other stockholders through the exercise of their Basic Subscription Rights (the “Unsubscribed Shares”), subject to the availability and pro rata allocation of the Unsubscribed Shares among all persons exercising their Oversubscription Privilege.
If you wish to exercise your Oversubscription Privilege, you should indicate the number of additional shares that you would like to purchase in the space provided on your Rights Certificate, as well as the number of shares that you beneficially own without giving effect to any shares to be purchased in the Rights Offering. When you send in your Rights Certificate, you must also send the full purchase price in cash, as provided herein, for the number of additional shares that you have requested to purchase, at the Subscription Price (in addition to the payment in cash, as provided herein, due for shares purchased through your Basic Subscription Right).
If the number of shares remaining after the exercise of all Basic Subscription Rights is not sufficient to satisfy all requests for shares pursuant to the Oversubscription Privilege, you will be allocated additional shares (subject to elimination of fractional shares) in the proportion which the number of shares you purchased through the Basic Subscription Right bears to the total number of shares that all oversubscribing stockholders purchased through the Basic Subscription Right. American Stock Transfer & Trust Company, LLC (the “Subscription Agent”) will return any excess payments in the form in which made.
As soon as practicable after the Expiration Date (as defined herein), the Subscription Agent will determine the number of shares of Common Stock that you may purchase pursuant to the Oversubscription Privilege. We will issue to you the shares in book-entry, or uncertificated, form as soon as practicable after the Expiration Date and after all allocations and adjustments have been effected. If you request and pay for more shares than are allocated to you, we will refund the overpayment in the form in which made. In connection with the exercise of the Oversubscription Privilege, banks, brokers and other nominee holders of Subscription Rights who act on behalf of beneficial owners will be required to certify to us and to the Subscription Agent as to the aggregate number of Subscription Rights exercised, and the number of shares of Common Stock requested through the Oversubscription Privilege, by each beneficial owner on whose behalf the nominee holder is acting.

We will not issue fractional shares, but rather will round down the aggregate number of shares you are entitled to receive to the nearest whole number, with the total exercise price being adjusted accordingly. Any excess subscription payments received by the Subscription Agent will be returned, without interest, as soon as practicable after the completion of the Rights Offering. The maximum number of shares of Common Stock to be issued in the Rights Offering shall be the number of shares of Common Stock issued and outstanding on the Record Date multiplied by 0.083768, rounded up to the next whole share of Common Stock.
You are not required to exercise any or all of your Subscription Rights. However, if you do not exercise your Subscription Rights and the Rights Offering is completed, the number of shares of our Common Stock you own will not change but your percentage ownership of our total outstanding voting stock will decrease because shares will be purchased by other stockholders in the Rights Offering. Your percentage ownership of our voting stock may also decrease if you do not exercise your Subscription Right in full. Please see the discussion of risk factors related to the Rights Offering, including dilution, under the heading “Risk Factors” in the Prospectus Supplement.
Expiration Date
THE SUBSCRIPTION RIGHTS WILL EXPIRE AND WILL HAVE NO VALUE AT 5:00 P.M., EASTERN TIME, ON DECEMBER 16, 2021, SUBJECT TO EXTENSION OR EARLIER TERMINATION (THE “EXPIRATION DATE”). YOUR RIGHTS CERTIFICATE AND SUBSCRIPTION PAYMENT FOR EACH RIGHT THAT IS EXERCISED PURSUANT TO THE SUBSCRIPTION RIGHT MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE THE EXPIRATION DATE. ONCE YOU HAVE EXERCISED YOUR SUBSCRIPTION RIGHT, SUCH EXERCISE MAY NOT BE REVOKED, EVEN IF YOU LATER LEARN INFORMATION THAT YOU CONSIDER TO BE UNFAVORABLE TO THE EXERCISE OF YOUR SUBSCRIPTION RIGHTS. SUBSCRIPTION RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE WITHOUT VALUE.
If you do not exercise your Subscription Rights prior to that time, your Subscription Rights will expire and will no longer be exercisable. We will not be required to issue shares of our Common Stock to you if the Subscription Agent receives your Rights Certificate(s) or your subscription payment after the Expiration Date, regardless of when the Rights Certificate(s) and subscription payment were sent. If you send your Rights Certificate(s) and subscription payment by mail, we recommend that you send them by overnight courier or registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment before the expiration of the subscription period. See “The Rights Offering—Expiration of the Rights Offering and Extensions, Amendments and Termination” in the Prospectus Supplement.
The shares issued upon exercise of the Subscription Rights will be delivered as soon as practicable after the Expiration Date, and after all pro rata allocations and adjustments have been completed.
If you have any questions concerning the Rights Offering, please contact the Subscription Agent, American Stock Transfer & Trust Company, LLC, at the following address and number:
American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219
If you have any questions, require assistance regarding the method of exercising Subscription Rights or require additional copies of relevant documents, please contact Saratoga Proxy Consulting, LLC, the information agent for the rights offering (the “Information Agent”), at: (888) 368-0379

1.	Method of Subscription—Exercise of Subscription Rights.
To exercise your Subscription Rights, please: (1) complete Section 1 on your Rights Certificate, attached to these instructions; (2) sign Section 1 of your Rights Certificate; and (3) mail the properly completed and executed Rights Certificate evidencing such Basic Subscription Rights and, if applicable, Oversubscription Privilege subscribed, together with payment in full of the Subscription Price for each whole share of Common Stock subscribed for pursuant to the Basic Subscription Right and, if applicable, Oversubscription Privilege, to the Subscription Agent, on or prior to the Expiration Date. Registered holders of Common Stock may also exercise Subscription Rights by accessing the web address printed on their Rights Certificate and following the instructions provided therein.
Additionally, if the Common Stock to be issued pursuant to the Subscription Rights are to be issued in a name other than that of the registered holder, or sent to an address other than that shown on the front of the Rights Certificate, please complete Section 2 of the Rights Certificate and obtain a signature guarantee as described below prior to mailing the Rights Certificate to the Subscription Agent, prior to the Expiration Date. Payment of the Subscription Price will be held in a segregated account to be maintained by the Subscription Agent.
(a)	Method of Execution
(i) Execution by Registered Holder. Your signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.
(ii) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.
(iii) Signature Guarantees. If you completed any part of Section 2 of the Rights Certificate to provide that the Common Stock sold pursuant to your exercise of Subscription Rights to be (x) issued in a name other than that of the registered holder, or (y) sent to an address other than that shown on the front of the Rights Certificate, your signature in Section 1 must be guaranteed in Section 2 by an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or by a member of a Stock Transfer Association approved medallion program such as STAMP, SEMP or MSP, subject to standards and procedures adopted by the Subscription Agent.
(b)	Method of Payment
Payments must be made in full in U.S. currency by:
•
wire transfer of immediately available funds with reference to the Subscription Rights holder’s name to accounts maintained by the Subscription Agent for purposes of accepting subscription in the Rights Offering at:

Beneficiary Account Name: American Stock Transfer FBO Synalloy Corporation
Account Number: 530-354616
ABA/Routing number: 021000021
Bank: JPMorgan Chase Bank
55 Water Street
New York, NY 10005
United States

•	a certified check drawn against a U.S. bank payable to “American Stock Transfer & Trust Company, LLC (acting as Subscription Agent for Synalloy Corporation)”.
Payments will be deemed to have been received upon (i) receipt by the Subscription Agent of any certified check drawn upon a U.S. bank or (ii) receipt of collected funds in the Subscription Account designated above. Any wire transfer should clearly indicate the identity of the subscriber who is paying the Subscription Price by wire transfer.

If you do not indicate the number of Subscription Rights being exercised, or if you do not forward the full subscription payment for the number of Subscription Rights that you indicate are being exercised, then you will be deemed to have exercised the maximum number of Subscription Rights that may be exercised with the aggregate subscription payment you delivered to the Subscription Agent. Any excess subscription payments received by the Subscription Agent will be returned to you by mail, without interest, as soon as practicable after completion of the rights offering and after all pro rata allocations and adjustments have been completed.
Fractional shares of our Common Stock resulting from the exercise of the Subscription Rights will be eliminated by rounding down to the nearest whole share, with the total subscription payment being adjusted accordingly. Any excess subscription payments received by the Subscription Agent will be returned, without interest, as soon as practicable.
(c)	Method of Delivery
Rights Certificates must be delivered to the Subscription Agent by mail, hand or overnight courier to:
American Stock Transfer & Trust Company, LLC
Operations Center
6201 15th Avenue
Brooklyn, New York 11219
Attn: Reorganization Department
The method of delivery of Rights Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the holder of Subscription Rights. However, if you elect to exercise your Subscription Rights, the Company urges you to consider wire transfer of funds to ensure that the Subscription Agent receives your funds prior to the Expiration Date. If you send a certified check drawn upon a U.S. bank, payment will be deemed to have been received by the Subscription Agent immediately upon receipt of such instruments.
2.	Issuance of Common Stock.
Promptly following the Expiration Date, the following deliveries and payments will be made and/or issued to the address shown on the face of your Rights Certificate, unless you provide instructions to the contrary in your Rights Certificate.
(a)
Basic Subscription Right. As soon as practicable following the Expiration Date and the valid exercise of the Subscription Rights, we will issue to each exercising Subscription Rights holder shares in book-entry, or uncertificated, form representing shares of Common Stock purchased pursuant to the Basic Subscription Right.

(b)
Oversubscription Privilege. As soon as practicable following the Expiration Date and after all prorations and adjustments contemplated by the terms of the rights offering have been effected, we will issue to each Subscription Rights holder that validly exercises the Oversubscription Privilege shares in book-entry, or uncertificated, form representing the number of shares of Common Stock, if any, allocated to such holder pursuant to the Oversubscription Privilege.

(c)
Excess Cash Payments. As soon as practicable following the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, any excess subscription payments received in payment of the aggregate Subscription Price will be mailed by the Subscription Agent to each Subscription Rights holder, without interest.

3.	No Sale or Transfer of Subscription Rights.
The Subscription Rights granted to you are non-transferable and will not be listed for trading on the Nasdaq Global Market or any other stock exchange or trading market. You may not sell, transfer or assign your Subscription Rights to anyone.

4.	Fees and Expenses
The Company will pay all customary fees and expenses of the Subscription Agent and the Information Agent related to their acting in such roles in connection with the Rights Offering. The Company has also agreed to indemnify the Subscription Agent and the Information Agent from certain liabilities that they may incur in connection with the Rights Offering. You are responsible for paying any other commissions, fees, taxes, or other expenses incurred in connection with the exercise, transfer or sale of the Subscription Rights. Neither the Company nor the Subscription Agent will pay such expenses.
5.	Special Provisions Relating to the Delivery of Subscription Rights through the Depository Trust Company.
In the case of Subscription Rights that are held of record through The Depository Trust Company (“DTC”) or are held in “street name” with DTC participants, exercise of the Subscription Rights may be effected by instructing DTC to transfer Subscription Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with certification as to the aggregate number of Subscription Rights exercised and the number of shares of Common Stock thereby subscribed for under the Subscription Rights by each beneficial owner of Subscription Rights on whose behalf such nominee is acting, and payment of the Subscription Price for each share of Common Stock subscribed for pursuant to the Subscription Rights. See the Company’s “Letter to Holders Who Are Registered Holders” and the “Form of Nominee Holder Certification.”
6.	Determinations Regarding the Exercise of Your Subscription Rights.
The Company will decide, in its sole discretion, all questions concerning the timeliness, validity, form, and eligibility of the exercise of your Subscription Rights. Any such determinations by the Company will be final and binding. The Company, in its sole discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as the Company may determine. The Company will not be required to make uniform determinations in all cases. The Company may reject the exercise of any of your Subscription Rights because of any defect or irregularity. The Company will not accept any exercise of Subscription Rights until all irregularities have been waived by the Company or cured by you within such time as the Company decides, in its sole discretion.
Neither the Company, the Subscription Agent, nor the Information Agent will be under any duty to notify you of any defect or irregularity in connection with your submission of Rights Certificates, and the Company will not be liable for failure to notify you of any defect or irregularity. The Company reserves the right to reject your exercise of Subscription Rights if it determines that your exercise is not in accordance with the terms of the rights offering, as set forth in the Prospectus Supplement and these Instructions, or in proper form. The Company will also not accept the exercise of your Subscription Rights if the issuance of shares of Common Stock to you could be deemed unlawful under applicable law.